Ultra Series Fund
Supplement Dated December 19, 2014
This Supplement amends the Prospectus of the Ultra Series Fund (“USF”) Target Retirement Funds dated May 1, 2014, as amended May 14, 2014 and August 29, 2014. Please keep this Supplement with your records.

Effective January 1, 2015, the Fees and Expenses table and related Example for the USF Target Retirement 2020 Fund, USF Target Retirement 2030 Fund, USF Target Retirement 2040 Fund and USF Target Retirement 2050 Fund is hereby deleted and replaced in its entirety with the following:

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	None
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	None
Annual Fund Operating Expenses[1]	None
Plus: Acquired Fund Fees and Expenses[2]	0.55%
Total Annual Fund Operating Expenses	0.55%
1Annual fund operating expenses do not match the financial statements for the most recent fiscal year end because they have been restated to reflect fees effective January 1, 2015.
2Fees and expenses incurred indirectly by the fund as a result of investing in shares of the Madison Target Retirement Fund, and the underlying funds in which the Madison Fund invests.

Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$176	$307	$689

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.